UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-10145

BAILLIE GIFFORD FUNDS

(Exact name of registrant as specified in charter)

1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Angus N G Macdonald
1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 to December 31, 2009

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Baillie Gifford International Equity,
EAFE, EAFE Choice and Emerging
Markets Funds
Annual Report
December 31, 2009

INDEX (continued)

Management Discussion
Baillie Gifford International Equity Fund

1) Market Conditions and Review of performance during 2009

2009 was a much better year for stock markets. The MSCI ACWI ex US Index rose 42.1%, an impressive return in the context of a year that began with many countries cutting interest rates to try to address a sharp slowdown in economic activity, however this return was not quite enough to offset the market falls that took place in 2008. In addition to signs that a number of economies are beginning to recover (or in certain Emerging Markets, continuing to grow strongly), another encouraging feature has been the strength of companies’ profits, even in the developed world. Apart from the banks, corporate profits in the US and Asia should almost be back to 2007 levels in 2010; and in Europe, trough margins have been much higher than in previous recessions. This impressive rebound reflects vigorous early cost cutting, rather than buoyant revenues, especially in the US; but the strength of corporate cash flow does mean that there is scope for a strong revival in capital expenditure in the coming months.

During 2009, The International Equity Fund Class 2 returned 47.76%. We are bottom-up stock pickers, so it was no surprise that stock selection was the main driver of relative performance, and the top stock contributors came from a range of countries and sectors. They include Petrobras (Brazilian oil company), Seadrill (Norwegian energy services company), Baidu (Chinese internet company), Hon Hai Precision (Taiwanese electronics manufacturer), Atlas Copco (Swedish engineer) and Kone (Finnish elevator and escalator manufacturer).

Over the year, we increased exposure to companies that provide exposure to emerging market domestic demand growth. Therefore, new names in the portfolio include Garanti Bankasi (Turkish Bank) and BIM (Turkish discount food retailer), Naspers (South African media company) and Massmart (South African retailer), X5 Retail (Russian food retailer) and Baidu (Chinese internet company). We have also invested in a number of interesting opportunities in technology where we see some clear long term winners despite short term earnings difficulties such as ASML (Dutch semi conductor equipment manufacturer) and Samsung Electronics (South Korean electronics manufacturer). The volatility in markets has provided opportunities to invest in other good quality growth stocks, for example Nintendo (Japanese gaming manufacturer) and Amlin (UK insurer and a member of Lloyd’s of London).

2) Review of performance during the fourth quarter of 2009

The International Equity Fund Class 2 returned 6.01% over the final quarter of 2009, ahead of the benchmark which rose 3.79%. Commodity related stocks fared well over the quarter with strong performance from BHP Billiton, Vale (diversified miners) and OGX (oil & gas exploration). Despite poorer sentiment towards financial stocks, United Overseas Bank and DBS (Singaporean banks) outperformed, as did Swedish retail bank Svenska Handelsbanken. The performance of the more cyclical stocks in the portfolio was mixed, with Atlas Copco (engineer) performing well however Brambles (pallet pool operator) and Wolseley (plumbing & heating distributor) had a weaker quarter.

Management Discussion
Baillie Gifford International Equity Fund

3) Investment Strategies used to manage the Fund.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The ACWI Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. We will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

4) Outlook

Our view is broadly optimistic. The prospects for growth remain clearest in the emerging world, but there is mounting evidence that many western economies may also recover rather more quickly than expected. We recognise that serious problems remain, but with the notable exception of high levels of public sector debt in a number of developed countries (which will create a long term headwind through the prospect of rising taxes and/or falling public expenditure), they are mainly toxic legacies from the past rather than portents for the future. Dubai is a good example. Countries and companies which cannot pay their debts are more likely to be simply left behind rather than to impede the progress of everyone else.

In the developed world, the corporate sector has come through the crisis in suprisingly robust shape, meaning that a revival in capital expenditure and a recovery in employment may be closer than many expect. In the US, housing and employment may be showing signs of bottoming out, while there is ample evidence that the authorities intend to keep policy as loose as necessary for as long as necessary. In Europe, the robust condition of Germany and France outweigh the problems of various peripheral countries, such as Greece and Ireland; while others look unlikely to get into serious trouble.

We still believe that the opportunity in emerging markets remains excellent in the long term. If anything, the financial crisis has accelerated the movement in the balance of economic power eastwards. Many Emerging Markets are in a financially sound position with low levels of public debt and well capitalized banks. However, inflationary concerns are gathering force once again, and are likely to persist. The dilemma for most emerging market central bankers is how to cool domestic inflation and asset prices without attracting further capital flows.

Overall, economic data has remained predominantly positive and corporate profits have been encouraging. However, some countries and industries are doing better than others, so monetary policies are starting to diverge in response. Looking ahead, stock picking therefore remains key; we will continue to look out for the best companies with durable competitive advantages.

Management Discussion
Baillie Gifford International Equity Fund

Performance for period ended 12/31/09 (Average Annual Total Return)

	One Year	Since Inception (February 7, 2008)

The International Equity Fund
Class 2	47.76%	(4.95)%

MSCI ACWI (ex US) Index	42.14%	(9.20)%

Past performance is not a guarantee of future results. Returns for the International Equity Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI ACWI (ex US) Index is a market capitalization index designed to measure equity performance in global world markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Management Discussion
Baillie Gifford EAFE Fund

1) Market Conditions and Review of performance during 2009

While it felt quite brave to be optimistic at the start of last year, it seemed the obvious thing to be: confidence was at rock bottom; policy was assumed to be completely ineffective, and markets had become impervious to readily available evidence that the real world was much more resilient and robust than most of the financial sector. Investors and financial markets were generating so much noise of their own that the rest of the world was drowned out. So much for efficient markets.

The situation is more balanced now. There has been a strong recovery in the markets since the low point in March 2009, all the more vigorous because of the reaction to excessive pessimism. The confidence of investors has been boosted by growing signs of economic improvement, a turn in the inventory cycle and an acceptance that, after several false starts, quantitative easing finally had the desired effect. Company profits have also been stronger than may have been anticipated at the start of the year, partly because expectations were so low, but also because costs have been cut very vigorously.

For the year ended December 31, 2009, The EAFE Fund Class 2 generated a return of 45.75%, outperforming its benchmark, the MSCI EAFE Index, which returned 32.5% for the year. This short term outperformance is a reflection of the faith we maintained in our long term investment policy during the later part of 2008 and early 2009. By sticking to our guns, we have benefited from the strong bounce in markets this year. We would not expect the conditions of 2009 to be repeated any time soon.

Within the portfolio, exposure to Emerging Markets was particularly positive, as many of these economies emerged earlier and stronger from the downturn. Stock selection was also strong within the financials and energy sectors, while our continued aversion to traditional defensive businesses, such as Utilities and Pharmaceuticals, was beneficial. The financials sector has remained under the spotlight and we have benefitted from our preference for those banks which have emerged with improved competitive positions, such as Banco Santander (Spain), Svenska Handelsbanken (Sweden) and Banco Itau (Brazil).

The key change over the year saw us increase our exposure to domestic consumption growth in the emerging markets. We have introduced holdings in Tencent, the leading instant messaging website in China, B2W Varejo, which owns the leading consumer e-commerce websites in Brazil, and Yamaha Motor (Japan), which makes the motorbikes and scooters so popular in much of Asia. These purchases tended to be funded through sales or reductions of positions in more mature growth businesses (William Morrison, Essilor), where stocks had performed well (Hong Kong Exchange) or where the investment case had deteriorated (Adecco).

2) Review of performance during the fourth quarter of 2009

The final quarter of 2009 saw modest gains in international equity markets, bringing to an end a year in which markets rebounded strongly from their low point in March. The EAFE Fund Class 2 rose 3.40% during the quarter, compared to a 2.22% rise in the MSCI EAFE Index.

Within the portfolio, stock selection was particularly strong in the financials sector. There were also positive contributions from companies selling an eclectic range of goods to consumers, including Richemont (Switzerland), Inditex (Spain), Rakuten (Japan) and Walmex (Mexico). Our aversion to traditional defensives continued to be beneficial, as it was for much of 2009.

Management Discussion
Baillie Gifford EAFE Fund

3) Investment Strategies used to manage the Fund.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

As we move on into a new decade, our focus remains exactly the same; to identify exciting growth businesses in a position to grow their earnings and cash flow over the long term.

4) Outlook

Our view is broadly optimistic. The prospects for growth remain clearest in the emerging world, but there is mounting evidence that many western economies may also recover rather more quickly than expected.

Looking East, the shift to domestic growth in China is happening faster than it could have done without the crisis and even export oriented economies such as South Korea and Taiwan are now far less reliant upon the western consumer. The Indian economy is growing strongly and Brazil is lending to the IMF. The world has changed and we are excited about the opportunities to invest in companies exposed to this growth.

In the developed world, the corporate sector has come through the crisis in suprisingly robust shape, meaning that a revival in capital expenditure and a recovery in employment may be closer than many expect. In the US, housing and employment are showing signs of bottoming out, while there is ample evidence that the authorities intend to keep policy as loose as necessary for as long as necessary. In Europe, the robust condition of Germany and France outweigh the problems of various peripheral countries, such as Greece and Ireland; while others look unlikely to get into serious trouble.

We recognise that problems remain, but they are mainly toxic legacies from the past rather than portents for the future. Recessions are a cruel sorting process and some companies and countries may not really recover, but it seems sensible to be generally optimistic and to expect the next decade of equity investment to be much better than the last one.

Management Discussion
Baillie Gifford EAFE Fund

Long Term Performance for periods ended 12/31/09 (Average Annual Total Return)

	One Year	Since Inception (March 6, 2008)

The EAFE Fund Class 2	45.75%	(7.77)%

MSCI EAFE Index	32.46%	(10.25)%

Past performance is not a guarantee of future results. Returns for the EAFE Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI EAFE Index is a market capitalization index designed to measure equity performance in global developed markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Management Discussion
Baillie Gifford EAFE Choice Fund

1) Market conditions and review of performance during 2009

Following its substantial fall in 2008, the MSCI EAFE index rose by 32.5% in US dollar terms during 2009. This improved performance reflected optimism that efforts by governments and central banks would be successful in supporting economic and business conditions. The various types of stimulus injected by the authorities have, however, left many of the world’s developed economies in a weakened position: debt levels and budget deficits have increased, and taxation will have to rise.

The EAFE Choice Fund welcomed its first investor in December 2009, so no meaningful comment about performance during 2009 can be made. The Fund is constructed from the bottom up, with stocks being selected for inclusion on the basis of their fundamental attractions.

At the end of December 2009, the EAFE Choice Fund had an allocation to Emerging Markets of approximately 5.5%, reflecting our confidence in the earnings prospects of large companies domiciled in this part of the world, such as Petrobras (Brazil) and TSMC (Taiwan). We have, over the last year or so, been finding an increased number of attractive opportunities in Developed Asia, and the EAFE Choice Fund was invested in a number of these at the end of December 2009, including Aeon (Japan), Bank of China (Hong Kong), and Brambles (Australia). In Continental Europe, the Fund’s larger positions included Svenska Handelsbanken (Sweden), L’Oreal (France), and Kone (Finland), and, in the UK, Cairn Energy and Autonomy.

At the end of December, our stock selections resulted in significant allocations to the Consumer Staples, Information Technology, and Industrials sectors, and relatively small allocations to the Materials, Utilities, and Consumer Discretionary areas.

2) Review of performance during the fourth quarter of 2009

The EAFE Choice Fund was seeded during December 2009, so no meaningful comment about performance during the short period until the end of 2009 can be made.

3) Investment strategies used to manage the fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. Broadly speaking, we look for companies that have the opportunity to produce stronger earnings growth than their peers over the longer term, and, more specifically, for those that demonstrate the ability to execute on this opportunity. We consider the industry background against which companies operate, the durability of any competitive advantages that they possess, their financial strength, and the attitude of their management towards their shareholders.

Management Discussion
Baillie Gifford EAFE Choice Fund

The EAFE Focus Portfolio Construction Group, which includes one investment representative from our UK, Continental Europe, Developed Asia, and Emerging Markets teams, meets monthly to consider investment ideas, and to monitor the overall shape of the portfolio.

4) Outlook

Our view is broadly optimistic. The prospects for growth remain clearest in the emerging world, but there is mounting evidence that many western economies may also recover rather more quickly than expected. We recognise that serious problems remain, but with the notable exception of high levels of public sector debt in a number of developed countries (which will create a long term headwind through the prospect of rising taxes and/or falling public expenditure), they are mainly toxic legacies from the past rather than portents for the future. Dubai is a good example. Countries and companies which cannot pay their debts are more likely to be simply left behind rather than to impede the progress of everyone else.

In the developed world, the corporate sector has come through the crisis in suprisingly robust shape, meaning that a revival in capital expenditure and a recovery in employment may be closer than many expect. In the US, housing and employment may be showing signs of bottoming out, while there is ample evidence that the authorities intend to keep policy as loose as necessary for as long as necessary. In Europe, the robust condition of Germany and France outweigh the problems of various peripheral countries, such as Greece and Ireland; while others look unlikely to get into serious trouble.

We still believe that the opportunity in emerging markets remains excellent in the long term. If anything, the financial crisis has accelerated the movement in the balance of economic power eastwards. Many Emerging Markets are in a financially sound position with low levels of public debt and well capitalized banks. However, inflationary concerns are gathering force once again, and are likely to persist. The dilemma for most emerging market central bankers is how to cool domestic inflation and asset prices without attracting further capital flows.

Overall, economic data has remained predominantly positive and corporate profits have been encouraging. However, some countries and industries are doing better than others, so monetary policies are starting to diverge in response. Looking ahead, stock picking therefore remains key; we will continue to look out for the best companies with durable competitive advantages.

Management Discussion
Baillie Gifford Emerging Markets Fund

1) Market Conditions and Review of performance during 2009

Since the lows of March 2009, Emerging Markets have enjoyed a very strong rally, fuelled by a cash rich domestic consumer and in aggregate, much healthier sovereign balance sheets than those enjoyed in the more developed economies. India, Brazil, Indonesia and Russia all doubled during the year. During 2009, the Emerging Markets Fund Class III returned 98.09%, ahead of the MSCI Emerging Markets Index which returned 79%.

The market has been focused on the ability of these emerging economies not only to withstand but to blossom in this difficult macro environment. Having entered the downturn in decent shape, the scope for centralised fiscal and monetary stimulus has been unprecedented both relative to their own histories and to their developed peers. Crucially, the ability to lower interest rates and stimulate economies from reserves rather than the credit markets has been a key differentiating factor. However, there are still meaningful risks present as the recent crisis in Dubai highlights.

The fund has enjoyed strong relative and absolute performance throughout 2009, which, consistent with the fund’s investment philosophy, has been driven by stock specific risk rather than as the result of any particular theme or macro view.

Companies as diverse as BYD (Chinese battery and auto producer), OGX (Brazilian E&P oil company), Garanti Bankasi (Turkish bank) and Jindal Steel and Power (Indian steel and power producer) were all among the top contributors. It has been noticeable that many of the strongest performers were less well known companies rather than the large blue chip names found in many Emerging Market portfolios.

Throughout the year the overall shape of the portfolio has remained very consistent both in terms of its bias towards many of the more pro-cyclical sectors (Information Technology, Consumer Discretionary and Financials) and its overweight positions in some of the more controversial emerging economies such as Indonesia and Turkey. The fund has also benefitted from its increased relative positions in both India and China where we have been finding a wealth of attractive new buying ideas.

We made a number of relatively meaningful changes to the portfolio during the second half of 2008 when market inefficiencies were particularly acute, however, since then the broad slant of the portfolio has not altered materially. We have, however, recently been reducing some names where the valuations are no longer so compelling following very strong performance.

2) Review of performance during the fourth quarter of 2009

During Q4 2009, The Emerging Markets Fund Class III returned 9.02%, whereas the MSCI Emerging Markets Index returned 8.58%. Brazil in particular had yet another strong quarter with this market having doubled during the year. Despite the fund being underweight Brazil, stock selection produced positive relative performance. Overweight positions in OGX, the oil and gas exploration company which announced its first discoveries during the quarter and the department store operator, Lojas Renner both contributed strongly. In India, a country in which the fund is overweight, relative performance was enhanced through stock selection. An overweight position in Mahindra & Mahindra, India’s leading tractor and SUV manufacturer, which has seen strong demand for its products was of particular help, as was the overweight position in Jindal Steel & Power, the low cost steel and merchant power producer.

The Emerging Markets retail sector benefitted from increasing consumer confidence in a number of countries. The fund is overweight this sector, however, it was the overweight positions in stocks such as Lojas Renner, Wal-Mart De Mexico, the Russian retailer, X5 Retail Group and the Chinese electronics retailer, Gome, which contributed most to relative performance.

Management Discussion
Baillie Gifford Emerging Markets Fund

3) Investment Strategies used to manage the Fund.

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

There were few key changes that were made to the portfolio during 2009 after a relatively high level of turnover in the second half of 2008. The portfolio maintained a consistent pro-cyclical bias with sector overweight positions in Financials, Information Technology and Consumer Discretionary. Similarly, throughout 2009 the fund was overweight in Turkey, Indonesia and China as well as gradually increasing its weighting in India as we found a number of attractive buying ideas, particularly in the infrastructure space (e.g. IDFC, an infrastructure financing company, and Jindal Steel and Power). One other notable feature of the portfolio during the year was a number of less well known holdings in the Energy sector including companies with exposure to the West Coast of Africa (Heritage and Tullow oil), Greenland (Cairn Energy) as well as large holdings in OGX (offshore Brazil) and Dragon Oil (Turkmenistan). We continue to see the resource grab from the likes of China and India as an important driver of potentially lucrative investment opportunities for a number of years to come.

4) Outlook

The inability of recent events in Dubai to cause more than a temporary wobble in emerging stock market performance perhaps highlights a renewed willingness to look through the weaknesses of individual countries, and instead judge each on its merits. However, the year ahead brings a different collection of challenges, as policy-makers negotiate exit strategies, and investors grapple with valuations that in some cases have moved considerably in a short space of time. We would argue that emerging market share prices are not yet in bubble territory.

Inflationary concerns are gathering force and are likely to persist. The dilemma for most emerging market central bankers is how to cool domestic inflation and asset prices without attracting further capital flows. India and South Korea are the favourite candidates to raise interest rates first, and Brazil’s yield curve is pricing in the largest hikes of all emerging countries, but drastic monetary policy tightening seems unlikely. Higher interest rates will only heighten upward pressure on emerging market currencies, an outcome that many policy makers seem inclined to avoid.

The emerging economies as a whole will have grown around 2% in 2009 despite a developed market contraction in growth of 0.3%. This resilience in a global recession marks a departure from the boom and bust of the past when emerging markets were often the source of global instability. Recent performance lends credence to the view that the emerging markets, with some exceptions, should grow faster than the world in the longer term.

Though share prices have moved a long way this year on a relative basis, global emerging markets still trade at a modest discount to developed markets - a gap that should narrow.

Management Discussion
Baillie Gifford Emerging Markets Fund

Long Term Fund Performance for periods ended 12/31/09 (Average Annual Total Returns)

	One Year	Five Year	Since Inception (April 4, 2003)

The Emerging Markets Fund Class III	98.09%	19.70%	26.48%

MSCI Emerging Markets Index	79.02%	15.88%	23.13%

Past performance is not a guarantee of future results. Returns for the Emerging Markets Fund are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund’s dividends and distributions.

The MSCI Emerging Markets Index is a market capitalization index designed to measure equity performance in global emerging markets. The index is unmanaged, is not available for investment, and does not reflect sales charges, fees, commissions, taxes or other expenses of investing. The Fund’s holdings may differ from the index.

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund and/or the Baillie Gifford Emerging Markets Fund (together, the “Funds”), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)(concluded)

	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Annualized Expense Ratio Based on Period 7/01/09 to 12/31/09	Expenses Paid During Period 7/01/09 to 12/31/09

Baillie Gifford International Equity Fund – Class 1
Actual	$1,000.00	$1,280.47	0.85%	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	0.85%	$4.35

Baillie Gifford International Equity Fund – Class 2
Actual	$1,000.00	$1,281.32	0.68%	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	0.68%	$3.48

Baillie Gifford EAFE Fund - Class 1
Actual	$1,000.00	$1,257.94	0.78%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	0.78%	$3.97

Baillie Gifford EAFE Fund - Class 2
Actual	$1,000.00	$1,259.43	0.62%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.09	0.62%	$3.15

Baillie Gifford EAFE Fund - Class 4
Actual	$1,000.00	$1,260.09	0.51%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.61

Baillie Gifford EAFE Choice Fund - Class 2
Actual*	$1,000.00	$1,015.25	0.82%	$0.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	0.82%	$4.16

Baillie Gifford Emerging Markets Fund - Class I
Actual	$1,000.00	$1,364.65	0.94%	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	0.94%	$4.78

Baillie Gifford Emerging Markets Fund - Class II
Actual	$1,000.00	$1,364.70	0.92%	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	0.92%	$4.68

Baillie Gifford Emerging Markets Fund - Class III
Actual	$1,000.00	$1,365.16	0.77%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	0.77%	$3.92

*Commencement of investment operations is December 17, 2009.

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/09. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2009 (unaudited)	Baillie Gifford International Equity Fund

	U.S. $ Value	% of Total Net Assets

Banks	$34,112,934	12.2%
Beverages, Food & Tobacco	20,928,239	7.5
Biotechnology	3,165,556	1.1
Commercial Services	12,873,711	4.6
Construction & Building Materials	4,981,058	1.8
Distribution/Wholesale	3,318,647	1.2
Diversified Financial Services	19,094,560	6.8
Diversified Industrials	6,380,106	2.3
Electronic & Electrical Equipment	14,069,553	5.1
Engineering & Machinery	16,668,367	6.0
Food Producers & Processors	8,152,437	2.9
Healthcare - Products	5,834,033	2.1
Insurance	7,794,916	2.8
Internet	5,930,693	2.1
Media & Photography	3,408,802	1.2
Mining & Metals	20,542,592	7.4
Office/Business Equipment	4,202,801	1.5
Oil & Gas	29,838,635	10.7
Pharmaceuticals	9,473,355	3.4
Real Estate	3,341,047	1.2
Retailers - General	10,019,491	3.6
Semiconductors	8,409,419	3.0
Software	4,791,162	1.7
Telecommunication Services	4,797,434	1.7
Toys/Games/Hobbies	1,480,789	0.5
Transportation	9,461,903	3.4

Total Value of Investments	273,072,240	97.8
Other assets less liabilities	6,161,964	2.2

Net Assets	$279,234,204	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2009	Baillie Gifford International Equity Fund

	Shares	U.S. $ Value

COMMON STOCKS - 94.4%
AUSTRALIA - 4.0%
Brambles Ltd.	735,610	$4,461,404
Woodside Petroleum Ltd.	77,269	3,258,591
Woolworths Ltd.	132,529	3,323,928

		11,043,923

BELGIUM - 1.1%
Groupe Bruxelles Lambert SA	32,366	3,056,178

BERMUDA - 1.6%
Seadrill Ltd.	172,952	4,400,401

BRAZIL - 5.9%
All America Latina Logistica	310,160	2,903,853
BM&F BOVESPA SA	418,400	2,943,940
OGX Petroleo e Gas Participacoes SA	280,000	2,750,144
Petroleo Brasileiro SA ADR	188,400	7,986,276

		16,584,213

CANADA - 5.7%
Cenovus Energy, Inc.	56,289	1,426,264
Eldorado Gold Corp. (a)	205,400	2,930,218
EnCana Corp.	56,289	1,835,844
Fairfax Financial Holdings Ltd.	12,090	4,739,590
Ritchie Bros. Auctioneers, Inc.	75,154	1,702,346
Shoppers Drug Mart Corp.	75,423	3,274,808

		15,909,070

CHINA - 9.1%
Baidu, Inc. ADR (a)	6,200	2,549,626
Cheung Kong (Holdings) Ltd.	260,000	3,341,047
China Shenhua Energy Co., Ltd., Class H	810,000	3,931,990
Hang Seng Bank Ltd.	221,900	3,264,589
Hong Kong Exchanges & Clearing Ltd.	301,800	5,369,746
Industrial and Commercial Bank of China Ltd., Class H	6,516,000	5,366,340
Pacific Basin Shipping Ltd.	2,257,000	1,617,633

		25,440,971

DENMARK - 2.9%
A P Moller - Maersk AS, B Shares	345	2,423,933
DSV AS (a)	138,857	2,516,484
Novozymes AS, B Shares	30,427	3,165,556

		8,105,973

FINLAND - 2.2%
Kone Oyj, Class B	96,877	4,151,558
Sampo Oyj, A Shares	85,145	2,074,129

		6,225,687

FRANCE - 5.4%
Alstom SA	34,900	2,440,759
BNP Paribas	36,294	2,878,766
Essilor International SA	57,297	3,427,021
Sanofi-Aventis	35,173	2,766,102
Total SA	56,855	3,651,790

		15,164,438

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford International Equity Fund

	Shares	U.S. $ Value

GERMANY - 2.8%
Celesio AG	81,451	$2,074,020
Deutsche Boerse AG	38,243	3,162,518
SAP AG	53,369	2,550,433

		7,786,971

IRELAND - 0.7%
CRH Plc.	75,940	2,075,700

ISRAEL - 1.0%
Teva Pharmaceutical Industries Ltd. ADR	49,400	2,775,292

ITALY - 1.0%
Intesa Sanpaolo SpA (a)	642,114	2,889,525

JAPAN - 9.9%
Asahi Breweries Ltd.	146,400	2,696,298
Canon, Inc.	98,800	4,202,801
Chugai Pharmaceutical Co., Ltd.	99,400	1,857,941
Daikin Industries Ltd.	39,300	1,552,241
Japan Tobacco, Inc.	891	3,008,456
Mitsui & Co., Ltd.	114,000	1,617,217
Mitsui Sumitomo Insurance Group Holdings, Inc.	94,000	2,400,873
Nintendo Co., Ltd.	6,200	1,480,789
Olympus Corp.	88,000	2,837,208
Rakuten, Inc.	4,441	3,381,067
SMC Corp.	21,800	2,489,167

		27,524,058

MEXICO - 0.9%
America Movil SA de CV, Series L ADR	50,500	2,372,490

NETHERLANDS - 3.3%
ASML Holding NV	77,858	2,658,211
Heineken Holding NV	85,964	3,595,281
James Hardie Industries NV CDI (a)	381,969	2,905,358

		9,158,850

PORTUGAL - 0.5%
Galp Energia, SGPS, SA, B Shares	78,247	1,351,540

RUSSIA - 1.5%
Mobile TeleSystems ADR	49,600	2,424,944
X5 Retail Group NV GDR (a)	53,000	1,680,075

		4,105,019

SINGAPORE - 3.1%
DBS Group Holdings Ltd.	346,000	3,761,359
United Overseas Bank Ltd.	351,000	4,885,834

		8,647,193

SOUTH AFRICA - 1.7%
Massmart Holdings Ltd.	118,458	1,434,275
Naspers Ltd., N Shares	84,230	3,408,802

		4,843,077

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford International Equity Fund

	Shares	U.S. $ Value

SOUTH KOREA - 2.6%
Samsung Electronics Co., Ltd.	7,452	$5,110,060
Shinsegae Co., Ltd. (a)	4,760	2,198,589

		7,308,649

SPAIN - 0.7%
Banco Santander SA	117,420	1,940,325

SWEDEN - 4.0%
Atlas Copco AB, B Shares	462,812	6,034,642
Svenska Handelsbanken AB, A Shares	183,813	5,236,797

		11,271,439

SWITZERLAND - 2.9%
Nestle SA	167,975	8,152,437

TAIWAN - 4.3%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	385,754	3,568,225
MediaTek, Inc.	147,000	2,554,060
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	502,728	5,751,208

		11,873,493

TURKEY - 2.3%
Anadolu Efes Biracilik ve Malt Sanayii AS	141,188	1,576,917
BIM Birlesik Magazalar AS	30,788	1,431,744
Turkiye Garanti Bankasi AS	817,590	3,482,859

		6,491,520

UNITED KINGDOM - 13.3%
Amlin Plc.	288,000	1,662,939
BG Group Plc.	174,360	3,148,288
BHP Billiton Plc.	233,707	7,450,564
British American Tobacco Plc.	135,005	4,382,704
Capita Group Plc.	267,070	3,229,271
Experian Plc.	352,379	3,480,690
Legal & General Group Plc.	1,288,000	1,656,975
Sage Group Plc. (The)	632,751	2,240,729
Smith & Nephew Plc.	234,000	2,407,012
Tesco Plc.	821,680	5,668,583
Wolseley Plc. (a)	85,000	1,701,430

		37,029,185

Total Common Stocks (cost $210,064,291)		263,527,617

PREFERRED STOCKS - 3.4%
BRAZIL - 3.4%
Itau Unibanco Holding SA ADR	143,840	3,285,306
Vale SA ADR	251,000	6,229,820

Total Preferred Stocks (cost $6,525,780)		9,515,126

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2009	Baillie Gifford International Equity Fund

	Shares	U.S. $ Value

RIGHTS(a) - 0.0%
AUSTRALIA - 0.0%
Woodside Petroleum Ltd. expiring on 1/29/10 (cost $0)	6,439	$29,497

TOTAL INVESTMENTS - 97.8% (cost $216,590,071)		273,072,240
Other assets less liabilities - 2.2%		6,161,964

NET ASSETS - 100.0%		$279,234,204

(a) Non-income producing security.

ADR - American Depositary Receipt.

CDI - Chess Depository Interest.

GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009	Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $216,590,071)	$273,072,240
Cash	4,914,817
Foreign cash, at value (cost $1,522,222)	1,475,630
Dividends receivable	167,285
Tax reclaims receivable	104,467
Other assets	4,871

Total Assets	279,739,310

LIABILITIES
Servicing fee payable	215,609
Management fee payable	201,835
Accrued expenses and other liabilities	87,662

Total Liabilities	505,106

NET ASSETS	$279,234,204

COMPOSITION OF NET ASSETS
Paid-in capital	$234,291,271
Distributions in excess of net investment income	(1,673,895)
Accumulated net realized loss on investments and foreign currency transactions	(9,824,457)
Net unrealized appreciation in value of investments and foreign currencies	56,441,285

$279,234,204

NET ASSET VALUE, PER SHARE

Class 1 ($64,512,105 / 7,283,009 shares outstanding),
unlimited authorized, no par value	$8.86

Maximum Purchase Price Per Share (Note E)	$8.88

Minimum Redemption Price Per Share (Note E)	$8.85

Class 2 ($214,722,099 / 24,301,210 shares outstanding),
unlimited authorized, no par value	$8.84

Maximum Purchase Price Per Share (Note E)	$8.86

Minimum Redemption Price Per Share (Note E)	$8.83

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009	Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $415,626)	$4,541,773
Interest	5,188

Total Investment Income	4,546,961

EXPENSES
Management fee (Note B)	593,285
Shareholder Servicing fees - Class 1 Shares (Note B)	441,112
Shareholder Servicing fees - Class 2 Shares (Note B)	224,064
Fund Accounting	107,620
Custody	47,874
Legal	30,971
Professional fees	18,516
Transfer Agency	16,483
Trustees’ fees	7,631
Insurance	5,040
Miscellaneous	10,727

Total Expenses	1,503,323

Expense waiver	(12,086)

Net Expenses	1,491,237

Net Investment Income	3,055,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1,188,042)
Foreign currency transactions	(210,995)

(1,399,037)

Net change in unrealized appreciation/(depreciation) on:
Investments	72,433,661
Translation of assets and liabilities in foreign currencies	(20,852)

72,412,809

Net realized and unrealized gain on investments and foreign currency transactions	71,013,772

NET INCREASE IN NET ASSETS FROM OPERATIONS	$74,069,496

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2009	For the Period February 7, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,055,724	$901,976
Net realized loss from investments and foreign currency transactions	(1,399,037)	(8,958,333)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	72,412,809	(15,971,524)

Net increase (decrease) in net assets from operations	74,069,496	(24,027,881)

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(635,724)	(856,739)
Class 2	(2,951,387)	(654,832)

Total Dividends	(3,587,111)	(1,511,571)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	118,875,750	72,724,464
Class 2	158,653,946	64,950,000
Purchase premiums:
Class 1	110,922	106,442
Class 2	76,723	89,298
Redemption fees:
Class 1	1,726	—
Class 2	2,030	—
Dividends reinvested:
Class 1	635,723	856,739
Class 2	2,951,387	654,832
Cost of shares redeemed:
Class 1	(160,156,199)
Class 2	(26,242,512)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	94,909,496	139,381,775

Total Increase in Net Assets	165,391,881	113,842,323

NET ASSETS
Beginning of period	113,842,323	—

End of period (including distributions in excess of net investment income of $1,673,895 and $931,513, respectively)	$279,234,204	$113,842,323

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2009	For the Period July 1, 2008(a) through December 31, 2008

Net asset value, beginning of period	$6.07	$10.52

From Investment Operations
Net investment income(b)	0.16	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70	(4.42)

Net increase (decrease) in net asset value from investment operations	2.86	(4.39)

Dividends to Shareholders
Dividends from net investment income	(0.08)	(0.08)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.02

Net asset value, end of period	$8.86	$6.07

Total Return
Total investment return based on net asset value(c)	47.24%	(41.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,512	$63,086
Ratio of net expenses to average net assets, after waiver(d)	0.93%	0.90%*
Ratio of net expenses to average net assets, before waiver(d)	0.94%	1.05%*
Ratio of net investment income to average net assets	2.17%	1.14%*
Portfolio turnover rate	17%	71%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited (the “Manager”) had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses excluding interest, taxes and extraordinary expenses) exceed 0.90% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2009	For the Period February 7, 2008(a) through December 31, 2008

Net asset value, beginning of period	$6.07	$10.00

From Investment Operations
Net investment income(b)	0.09	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.80	(4.03)

Net increase (decrease) in net asset value from investment operations	2.89	(3.87)

Dividends to Shareholders
Dividends from net investment income	(0.13)	(0.08)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.02

Net asset value, end of period	$8.84	$6.07

Total Return
Total investment return based on net asset value(c)	47.76%	(38.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$214,722	$50,756
Ratio of net expenses to average net assets, after waiver(d)	0.70%	0.72%*
Ratio of net expenses to average net assets, before waiver(d)	0.70%	0.94%*
Ratio of net investment income to average net assets	1.12%	1.84%*
Portfolio turnover rate	17%	71%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited (the “Manager”) had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses excluding interest, taxes and extraordinary expenses) exceed 0.72% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2009 (unaudited)	Baillie Gifford EAFE Fund

	U.S. $ Value	% of Total Net Assets

Aerospace/Defense	$23,714,715	2.6%
Apparel	37,390,784	4.1
Auto Manufacturers	24,738,316	2.7
Banks	128,256,928	13.9
Beverages, Food & Tobacco	65,626,810	7.1
Biotechnology	7,996,131	0.9
Chemicals	15,512,668	1.7
Commercial Services	25,731,260	2.8
Construction & Building Materials	16,702,564	1.8
Cosmetics/Personal Care	22,864,331	2.5
Distribution/Wholesale	4,936,518	0.5
Diversified Financial Services	36,209,482	3.9
Diversified Industrials	15,603,246	1.7
Electronic & Electrical Equipment	29,812,520	3.2
Energy - Alternate Sources	19,168,880	2.1
Engineering & Machinery	59,372,278	6.5
Healthcare - Products	14,210,859	1.5
Insurance	33,219,279	3.6
Internet	32,539,680	3.5
Investment Companies	617,968	0.1
Mining & Metals	30,837,213	3.4
Motorcycles	4,781,879	0.5
Office/Business Equipment	19,363,513	2.1
Oil & Gas	86,225,725	9.4
Pharmaceuticals	23,933,182	2.6
Retailers - General	55,872,153	6.1
Semiconductors	10,759,606	1.2
Software	21,196,358	2.3
Telecommunication Services	10,463,036	1.1
Toys/Games/Hobbies	19,608,520	2.1
Travel & Leisure	4,585,512	0.5

Total Value of Investments	901,851,914	98.0
Other assets less liabilities	18,284,101	2.0

Net Assets	$920,136,015	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2009	Baillie Gifford EAFE Fund

	Shares	U.S. $ Value

COMMON STOCKS - 95.3%
AUSTRALIA - 5.1%
Brambles Ltd.	2,404,582	$14,583,558
Woodside Petroleum Ltd.	399,586	16,851,355
Woolworths Ltd.	622,120	15,603,246

		47,038,159

BRAZIL - 5.1%
B2W Companhia Global do Varejo	207,000	5,683,286
BM&F BOVESPA SA	965,600	6,794,141
Petroleo Brasileiro SA ADR	822,500	34,865,775

		47,343,202

CHINA - 7.2%
Baidu, Inc. ADR (a)	25,400	10,445,242
China Merchants Bank Co., Ltd., Class H	2,403,500	6,253,670
China Unicom (Hong Kong) Ltd.	3,602,000	4,726,778
CNOOC Ltd.	5,386,000	8,391,077
Esprit Holdings Ltd.	1,472,497	9,769,529
Hong Kong Exchanges & Clearing Ltd.	640,500	11,396,031
Li & Fung Ltd.	1,194,000	4,936,518
Ports Design Ltd.	1,073,000	3,308,302
Tencent Holdings Ltd.	338,000	7,310,169

		66,537,316

DENMARK - 3.7%
Novo Nordisk AS, B Shares	182,766	11,668,094
Novozymes AS, B Shares	76,858	7,996,131
Vestas Wind Systems AS (a)	237,253	14,444,626

		34,108,851

FRANCE - 4.5%
Essilor International SA	237,594	14,210,859
L’Oreal SA	146,608	16,374,022
PPR	91,800	11,019,212

		41,604,093

GERMANY - 5.0%
Adidas AG	234,213	12,743,337
Celesio AG	297,890	7,585,294
Q-Cells AG (a)	287,510	4,724,254
SAP AG	333,856	15,954,533
TUI AG (a)	546,600	4,585,512

		45,592,930

ISRAEL - 0.5%
Teva Pharmaceutical Industries Ltd. ADR	83,300	4,679,794

ITALY - 1.4%
Intesa Sanpaolo SpA (a)	2,904,322	13,069,503

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford EAFE Fund

	Shares	U.S. $ Value

JAPAN - 16.9%
Canon, Inc.	455,200	$19,363,513
Hoya Corp.	328,200	8,757,205
Japan Tobacco, Inc.	4,093	13,819,989
Kyocera Corp.	67,200	5,918,334
Mitsui Sumitomo Insurance Group Holdings, Inc.	560,700	14,320,951
Nintendo Co., Ltd.	82,100	19,608,520
Rakuten, Inc.	19,419	14,784,269
Rohm Co., Ltd.	102,700	6,702,502
SMC Corp.	110,400	12,605,689
Toyota Motor Corp.	426,000	17,960,570
Trend Micro, Inc.	138,000	5,241,825
Yamada Denki Co., Ltd.	172,700	11,650,625
Yamaha Motor Co., Ltd. (a)	378,100	4,781,879

		155,515,871

LUXEMBOURG - 0.8%
Oriflame Cosmetics SA	108,856	6,490,309
Reinet Investments SCA (a)	39,281	617,968

		7,108,277

MEXICO - 1.2%
America Movil SA de CV, Series L ADR	122,100	5,736,258
Wal-Mart de Mexico SA de CV, Series V	1,125,700	5,016,688

		10,752,946

NETHERLANDS - 0.6%
James Hardie Industries NV CDI (a)	765,851	5,825,268

RUSSIA - 1.7%
Gazprom ADR Reg S	607,750	15,346,983

SINGAPORE - 0.6%
Singapore Exchange Ltd.	958,000	5,640,871

SOUTH AFRICA - 0.6%
Impala Platinum Holdings Ltd.	191,200	5,226,308

SOUTH KOREA - 1.4%
Samsung Electronics Co., Ltd.	12,300	8,434,479
Samsung Fire & Marine Insurance Co., Ltd.	23,874	4,086,484

		12,520,963

SPAIN - 5.0%
Banco Santander SA	1,886,218	31,169,095
Industria de Diseno Textil SA	238,228	14,877,918

		46,047,013

SWEDEN - 6.1%
Atlas Copco AB, A Shares	1,779,214	26,154,213
Sandvik AB	1,154,212	13,898,942
Svenska Handelsbanken AB, A Shares	547,766	15,605,750

		55,658,905

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford EAFE Fund

	Shares	U.S. $ Value

SWITZERLAND - 6.5%
ABB Ltd. (a)	348,400	$6,713,434
Compagnie Financiere Richemont SA, Br A	431,949	14,525,092
Geberit AG	61,357	10,877,296
Syngenta AG	54,930	15,512,668
UBS AG (a)	794,905	12,378,439

		60,006,929

TAIWAN - 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	940,525	10,759,606

TURKEY - 1.3%
Turkiye Garanti Bankasi AS	2,872,300	12,235,736

UNITED KINGDOM - 18.9%
BG Group Plc.	588,051	10,617,995
BHP Billiton Plc.	803,355	25,610,905
British American Tobacco Plc.	750,659	24,368,847
Bunzl Plc.	458,059	4,979,246
Capita Group Plc.	510,149	6,168,456
Lloyds TSB Group Plc. (a)	5,794,144	4,661,838
Meggitt Plc.	2,241,439	9,383,376
Prudential Plc.	1,447,000	14,811,844
Rolls-Royce Group Plc. (a)	1,817,701	14,155,182
Rolls-Royce Group Plc., C Shares Entitlement (a)	109,062,060	176,157
SABMiller Plc.	335,000	9,847,001
Signet Jewelers Ltd. (a)	175,100	4,668,948
Standard Chartered Plc.	1,079,980	27,265,015
Tesco Plc.	2,549,870	17,590,973

		174,305,783

Total Common Stocks (cost $737,272,942)		876,925,307

PREFERRED STOCKS - 2.7%
BRAZIL - 2.0%
Itau Unibanco Holding SA ADR	787,930	17,996,321

GERMANY - 0.7%
Porsche Automobil Holding SE	109,486	6,777,746

Total Preferred Stocks (cost $21,877,704)		24,774,067

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2009	Baillie Gifford EAFE Fund

	Shares	U.S. $ Value

RIGHTS(a) - 0.0%
AUSTRALIA - 0.0%
Woodside Petroleum Ltd.
expiring on 1/29/10 (cost $0)	33,298	$152,540

TOTAL INVESTMENTS - 98.0% (cost $759,150,646)		901,851,914
Other assets less liabilities - 2.0%		18,284,101

NET ASSETS - 100.0%		$920,136,015

(a) Non-income producing security.

ADR - American Depositary Receipt.

CDI - Chess Depository Interest.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009	Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $759,150,646)	$901,851,914
Cash	13,016,201
Foreign cash, at value (cost $6,472,835)	6,453,526
Dividends receivable	791,421
Tax reclaims receivable	201,772
Other assets	7,573

Total Assets	922,322,407

LIABILITIES
Distributions payable	861,503
Management fee payable	547,238
Servicing fee payable	529,037
Accrued expenses and other liabilities	248,614

Total Liabilities	2,186,392

NET ASSETS	$920,136,015

COMPOSITION OF NET ASSETS
Paid-in capital	$810,293,492
Distributions in excess of net investment income	(2,123,072)
Accumulated net realized loss on investments and foreign currency transactions	(30,719,168)
Net unrealized appreciation in value of investments and foreign currencies	142,684,763

$920,136,015

NET ASSET VALUE, PER SHARE

Class 1 ($41,797,958 / 4,935,142 shares outstanding),
unlimited authorized, no par value	$8.47

Maximum Purchase Price Per Share (Note E)	$8.49

Minimum Redemption Price Per Share (Note E)	$8.46

Class 2 ($499,797,457 / 59,201,593 shares outstanding),
unlimited authorized, no par value	$8.44

Maximum Purchase Price Per Share (Note E)	$8.46

Minimum Redemption Price Per Share (Note E)	$8.43

Class 4 ($378,540,600 / 44,675,027 shares outstanding),
unlimited authorized, no par value	$8.47

Maximum Purchase Price Per Share (Note E)	$8.49

Minimum Redemption Price Per Share (Note E)	$8.46

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009	Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $957,316)	$11,295,757
Interest	2,055

Total Investment Income	11,297,812

EXPENSES
Management fee (Note B)	1,497,433
Shareholder Servicing fees - Class 1 Shares (Note B)	309,943
Shareholder Servicing fees - Class 2 Shares (Note B)	602,192
Shareholder Servicing fees - Class 3 Shares (Note B)	4,114
Shareholder Servicing fees - Class 4 Shares (Note B)	460,107
Fund Accounting	272,337
Legal	119,457
Custody	100,491
Professional fees	64,900
Trustees’ fees	43,609
Transfer Agency	17,324
Insurance	3,245
Miscellaneous	27,613

Total Expenses	3,522,765

Net Investment Income	7,775,047

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(8,265,005)
Foreign currency transactions	250,973

(8,014,032)

Net change in unrealized appreciation/(depreciation) on:
Investments	214,809,695
Translation of assets and liabilities in foreign currencies	(425)

214,809,270

Net realized and unrealized gain on investments and foreign currency transactions	206,795,238

NET INCREASE IN NET ASSETS FROM OPERATIONS	$214,570,285

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2009	For the Period March 6, 2008* through December 31, 2008

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,775,047	$2,522,990
Net realized loss from investments and foreign currency transactions	(8,014,032)	(22,292,852)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	214,809,270	(72,124,507)

Net increase (decrease) in net assets from operations	214,570,285	(91,894,369)

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(224,816)	—
Class 2	(4,958,513)	(1,037,021)
Class 3	—	(2,857,495)
Class 4	(3,763,419)	—

Total Dividends	(8,946,748)	(3,894,516)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	167,748,280	—
Class 2	377,378,652	112,803,880
Class 3	—	289,420,000
Class 4	280,794,053	—
Purchase premiums:
Class 1	119,713	—
Class 2	291,783	192,533
Class 3	—	543,587
Class 4	381,067	—
Redemption fees:
Class 1	94	—
Class 2	526	—
Class 4	672	—
Dividends reinvested:
Class 1	224,816	—
Class 2	4,037,336	1,037,021
Class 3	—	2,857,495
Class 4	3,763,419	—
Cost of shares redeemed:
Class 1	(159,438,020)	—
Class 2	(40,961,159)	—
Class 3	(230,894,385)	—
Class 4	—	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	403,446,847	406,854,516

Total Increase in Net Assets	609,070,384	311,065,631

NET ASSETS
Beginning of period	311,065,631	—

End of period (including distributions in excess of net investment income of $2,123,072 and $1,210,215, respectively)	$920,136,015	$311,065,631

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 1 Share outstanding throughout the period:

For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$6.01

From Investment Operations
Net investment income(b)	0.12
Net realized and unrealized gain on investments and foreign currency transactions	2.36

Net increase in net asset value from investment operations	2.48

Dividends to Shareholders
Dividends from net investment income	(0.03)

Proceeds from Purchase Premiums and Redemption Fees	0.01

Net asset value, end of period	$8.47

Total Return
Total investment return based on net asset value(c)	41.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,798
Ratio of net expenses to average net assets(d)	0.84%*
Ratio of net investment income to average net assets	1.61%*
Portfolio turnover rate	9%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.98% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2009	For the Period March 6, 2008(a) through December 31, 2008

Net asset value, beginning of period	$5.85	$10.00

From Investment Operations
Net investment income(b)	0.07	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.60	(4.20)

Net increase (decrease) in net asset value from investment operations	2.67	(4.10)

Dividends to Shareholders
Dividends from net investment income	(0.09)	(0.07)

Proceeds from Purchase Premiums and Redemption Fees	0.01	0.02

Net asset value, end of period	$8.44	$5.85

Total Return
Total investment return based on net asset value(c)	45.75%	(40.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$499,797	$86,508
Ratio of net expenses to average net assets(d)	0.65%	0.75%*
Ratio of net investment income to average net assets	0.97%	1.75%*
Portfolio turnover rate	9%	16%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.80% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 4 Share outstanding throughout the period:

For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$6.03

From Investment Operations
Net investment income(b)	0.11
Net realized and unrealized gain on investments and foreign currency transactions	2.41

Net increase in net asset value from investment operations	2.52

Dividends to Shareholders
Dividends from net investment income	(0.09)

Proceeds from Purchase Premiums and Redemption Fees	0.01

Net asset value, end of period	$8.47

Total Return
Total investment return based on net asset value(c)	41.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$378,541
Ratio of net expenses to average net assets(d)	0.55%*
Ratio of net investment income to average net assets	1.67%*
Portfolio turnover rate	9%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

The Manager had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.70% for Class 4 Shares.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2009 (unaudited)	Baillie Gifford EAFE Choice Fund

	U.S. $ Value	% of Total Net Assets

Apparel	$436,578	1.4%
Auto Manufacturers	181,292	0.6
Banks	3,202,907	10.5
Beverages, Food & Tobacco	2,332,080	7.7
Biotechnology	249,691	0.8
Chemicals	148,010	0.5
Commercial Services	942,935	3.1
Construction & Building Materials	265,918	0.9
Cosmetics/Personal Care	684,842	2.3
Distribution/Wholesale	307,112	1.0
Diversified Financial Services	1,060,203	3.5
Diversified Industrials	1,104,235	3.6
Electronic & Electrical Equipment	1,401,266	4.6
Engineering & Machinery	1,641,899	5.4
Food Producers & Processors	1,105,918	3.6
Healthcare - Products	563,643	1.9
Insurance	1,334,650	4.4
Internet	343,681	1.1
Investment Companies	455,574	1.5
Media & Photography	397,874	1.3
Mining & Metals	547,678	1.8
Motorcycles	174,530	0.6
Mutual Funds	509,883	1.7
Office/Business Equipment	704,293	2.3
Oil & Gas	3,170,383	10.4
Pharmaceuticals	1,795,576	5.9
Real Estate	944,559	3.1
Retailers - General	641,040	2.1
Semiconductors	866,131	2.8
Software	709,283	2.3
Telecommunication Services	558,833	1.8
Transportation	794,837	2.6
Travel & Leisure	180,066	0.6

Total Value of Investments	29,757,400	97.7
Other assets less liabilities	696,325	2.3

Net Assets	$30,453,725	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2009	Baillie Gifford EAFE Choice Fund

	Shares	U.S. $ Value

COMMON STOCKS - 95.2%
AUSTRALIA - 5.8%
AMP Ltd.	27,079	$163,566
Aristocrat Leisure Ltd.	50,264	180,066
Australia and New Zealand Banking Group Ltd.	12,793	260,701
BHP Billiton Ltd.	9,373	358,673
Brambles Ltd.	52,438	318,031
Wesfarmers Ltd.	8,530	238,455
Woolworths Ltd.	10,153	254,645

		1,774,137

BELGIUM - 2.1%
Groupe Bruxelles Lambert SA	6,900	651,536

BERMUDA - 1.2%
Midland Holdings Ltd.	112,000	96,200
Seadrill Ltd.	10,300	262,062

		358,262

BRAZIL - 1.0%
Petroleo Brasileiro SA ADR	7,300	309,447

CHINA - 4.6%
BOC Hong Kong (Holdings) Ltd.	154,000	345,988
Cheung Kong (Holdings) Ltd.	19,000	244,153
China Merchants Bank Co., Ltd., Class H	60,500	157,415
Esprit Holdings Ltd.	37,100	246,146
Hang Lung Properties Ltd.	53,000	207,779
Hong Kong Exchanges & Clearing Ltd.	11,200	199,275

		1,400,756

DENMARK - 6.0%
A P Moller - Maersk AS, B Shares	27	189,699
Carlsberg AS, Class B	5,900	434,326
Danisco AS	2,900	193,486
DSV AS (a)	10,900	197,539
Jyske Bank AS (a)	14,600	566,326
Novozymes AS, B Shares	2,400	249,691

		1,831,067

FINLAND - 2.0%
Kone Oyj, Class B	7,700	329,975
Sampo Oyj, A Shares	10,900	265,524

		595,499

FRANCE - 8.1%
Essilor International SA	6,500	388,775
Legrand SA	9,000	250,485
L’Oreal SA	4,600	513,754
Neopost SA	2,400	198,085
Sanofi-Aventis	5,000	393,214
Total SA	11,200	719,374

		2,463,687

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford EAFE Choice Fund

	Shares	U.S. $ Value

GERMANY - 5.0%
Adidas AG	3,500	$190,432
Celesio AG	17,700	450,702
Deutsche Boerse AG	3,300	272,895
Deutsche Post AG	13,100	254,401
SAP AG	7,200	344,079

		1,512,509

IRELAND - 0.4%
Allied Irish Banks Plc. (a)	74,300	127,122

ITALY - 0.6%
Intesa Sanpaolo SpA (a)	43,500	195,751

JAPAN - 19.9%
Aeon Co., Ltd.	49,600	402,585
Asahi Breweries Ltd.	12,100	222,850
Canon, Inc.	11,900	506,208
Chugai Pharmaceutical Co., Ltd.	7,400	138,318
Hitachi High-Technologies Corp.	7,900	156,739
INPEX Corp.	35	264,639
Japan Petroleum Exploration Co., Ltd.	2,200	97,004
Japan Tobacco, Inc.	148	499,721
Kao Corp.	7,300	171,088
Kyocera Corp.	2,800	246,597
Mitsubishi Electric Corp. (a)	31,000	230,288
Mitsui & Co., Ltd.	10,600	150,373
Mitsui O.S.K. Lines Ltd.	29,000	153,198
Mitsui Sumitomo Insurance Group Holdings, Inc.	12,700	324,373
Olympus Corp.	7,400	238,583
Rakuten, Inc.	276	210,127
Rohm Co., Ltd.	2,900	189,263
SBI Holdings, Inc.	1,110	198,727
SMC Corp.	2,100	239,782
Sumitomo Realty & Development Co., Ltd.	21,000	396,427
Tokio Marine Holdings, Inc.	14,100	384,778
Tokyo Electron Ltd.	1,700	109,120
Toyota Motor Corp.	4,300	181,292
Trend Micro, Inc.	4,500	170,929
Yamaha Motor Co., Ltd. (a)	13,800	174,530

		6,057,539

NETHERLANDS - 2.5%
ASML Holding NV	7,700	262,892
Heineken Holding NV	12,100	506,059

		768,951

RUSSIA - 0.6%
Gazprom ADR Reg S	7,000	176,765

SINGAPORE - 1.1%
DBS Group Holdings Ltd.	14,000	152,194
Keppel Corp., Ltd.	34,000	198,054

		350,248

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford EAFE Choice Fund

	Shares	U.S. $ Value

SOUTH AFRICA - 0.6%
Lonmin Plc. (a)	6,014	$189,005

SOUTH KOREA - 0.8%
Samsung Electronics Co., Ltd. GDR	700	240,151

SPAIN - 0.9%
Corporacion Financiera Alba, SA	5,000	261,090

SWEDEN - 5.0%
Atlas Copco AB, B Shares	40,800	531,994
Investor AB, B Shares	10,500	194,484
Svenska Handelsbanken AB, A Shares	27,500	783,470

		1,509,948

SWITZERLAND - 9.5%
Geberit AG	1,500	265,918
Nestle SA	18,800	912,432
Roche Holding AG	2,400	410,431
Schindler Holding AG	6,000	459,421
Swiss Reinsurance Co., Ltd.	4,100	196,409
Swisscom AG	675	257,791
UBS AG (a)	25,000	389,306

		2,891,708

TAIWAN - 1.6%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	26,600	246,050
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,200	253,968

		500,018

UNITED KINGDOM - 15.9%
AMEC Plc.	15,000	191,107
ASOS Plc. (a)	17,000	133,554
Autonomy Corp. Plc. (a)	8,000	194,275
BG Group Plc.	22,000	397,238
Cadbury Plc.	11,000	141,433
Cairn Energy Plc. (a)	50,000	267,664
Capita Group Plc.	26,000	314,379
GlaxoSmithKline Plc.	19,000	402,911
Hays Plc.	89,000	148,828
Imperial Tobacco Group Plc.	13,000	410,115
Intertek Group Plc.	8,000	161,697
John Wood Group Plc.	55,000	273,262
Johnson Matthey Plc.	6,000	148,010
Pearson Plc.	10,000	143,379
Reed Elsevier Plc.	31,000	254,495
Royal Dutch Shell Plc., A Shares	7,000	211,821
SABMiller Plc.	4,000	117,576
Smith & Nephew Plc.	17,000	174,868
Standard Chartered Plc.	15,000	378,688
Vodafone Group Plc.	130,000	301,042
Weir Group Plc. (The)	7,000	80,727

		4,847,069

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2009	Baillie Gifford EAFE Choice Fund

	Shares	U.S. $ Value

Total Common Stocks (cost $28,513,994)		$29,012,265

PREFERRED STOCKS - 0.8%
BRAZIL - 0.8%
Itau Unibanco Holding SA ADR (cost $237,578)	10,300	235,252

MUTUAL FUNDS 1.7%
UNITED KINGDOM - 1.7%
Baillie Gifford Japanese Smaller Cos. Fund (b) (cost $514,328)	31,987	509,883

TOTAL INVESTMENTS - 97.7% (cost $29,265,900)		29,757,400
Other assets less liabilities - 2.3%		696,325

NET ASSETS - 100.0%		$30,453,725

(a) Non-income producing security.

(b) Affiliated Companies.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009	Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $28,751,572)	$29,247,517
Investment in affilate (cost $514,328)	509,883
Cash	691,435
Dividends receivable	15,021

Total Assets	30,463,856

LIABILITIES
Servicing fee payable	3,352
Management fee payable	3,104
Accrued expenses	3,675

Total Liabilities	10,131

NET ASSETS	$30,453,725

COMPOSITION OF NET ASSETS
Paid-in capital	$30,007,407
Distributions in excess of net investment income	(44,958)
Net unrealized appreciation in value of investments and foreign currencies	491,276

$30,453,725

NET ASSET VALUE, PER SHARE

Class 2 ($30,453,725 / 3,000,728 shares outstanding), unlimited authorized, no par value	$10.15

Maximum Purchase Price Per Share (Note E)	$10.17

Minimum Redemption Price Per Share (Note E)	$10.13

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Period December 17, 2009* through December 31, 2009	Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,043)	$15,245

Total Investment Income	15,245

EXPENSES
Management fee (Note B)	3,104
Shareholder Servicing fees - Class 2 Shares (Note B)	3,352
Professional fees	1,643
Custody	750
Transfer Agency	500
Legal	400
Trustees’ fees	382

Total Expenses	10,131

Net Investment Income	5,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Foreign currency transactions	(42,665)

(42,665)

Net unrealized appreciation/(depreciation) on:
Investments	491,500
Translation of assets and liabilities in foreign currencies	(224)

491,276

Net realized and unrealized gain on investments and foreign currency transactions	448,611

NET INCREASE IN NET ASSETS FROM OPERATIONS	$453,725

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Choice Fund

For the Period December 17, 2009* through December 31, 2009

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,114
Net realized loss from foreign currency transactions	(42,665)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	491,276

Net increase in net assets from operations	453,725

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(7,407)

Total Dividends	(7,407)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	30,000,000
Dividends reinvested:
Class 2	7,407

Increase in Net Assets from Transactions in Shares of Beneficial Interest	30,007,407

Total Increase in Net Assets	30,453,725

NET ASSETS
Beginning of period	—

End of period (including distributions in excess of net investment income of $44,958)	$30,453,725

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 2 Share outstanding throughout the period:

	For the Period December 17, 2009(a) through December 31, 2009

Net asset value, beginning of period	$10.00

From Investment Operations
Net investment income(b)	0.00	@
Net realized and unrealized gain on investments and foreign currency transactions	0.15

Net increase in net asset value from investment operations	0.15

Dividends to Shareholders
Dividends from net investment income	0.00	@

Net asset value, end of period	$10.15

Total Return
Total investment return based on net asset value(c)	1.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,454
Ratio of expenses to average net assets	0.82	%*
Ratio of net investment income to average net assets	0.41	%*
Portfolio turnover rate	0%

*	Annualized.

@	Amount is less than 0.005.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the days in the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2009 (unaudited)	Baillie Gifford Emerging Markets Fund

	U.S. $ Value	% of Total Net Assets

Auto Manufacturers	$13,353,930	4.2%
Banks	46,315,497	14.7
Beverages, Food & Tobacco	2,901,528	0.9
Chemicals	2,764,179	0.9
Computers	2,528,753	0.8
Construction & Building Materials	6,424,473	2.0
Diversified Financial Services	23,137,299	7.3
Diversified Industrials	3,133,076	1.0
Electronic & Electrical Equipment	40,285,057	12.8
Energy - Alternate Sources	3,448,361	1.1
Insurance	13,684,645	4.4
Internet	10,228,935	3.3
Investment Companies	7,822,708	2.5
Media & Photography	2,756,018	0.9
Mining & Metals	28,584,066	9.1
Motorcycles	2,817,409	0.9
Oil & Gas	50,566,562	16.1
Real Estate	4,111,094	1.3
Retailers - General	21,243,228	6.7
Telecommunication Services	11,155,598	3.5
Transportation	12,581,315	4.0

Total Value of Investments	309,843,731	98.4
Other assets less liabilities	5,071,994	1.6

Net Assets	$314,915,725	100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2009	Baillie Gifford Emerging Markets Fund

	Shares	U.S. $ Value

COMMON STOCKS - 91.1%
BRAZIL - 10.2%
All America Latina Logistica	406,310	$3,804,051
B2W Companhia Global do Varejo	79,000	2,168,983
BM&F BOVESPA SA	216,800	1,525,445
Lojas Renner SA	73,100	1,650,104
OGX Petroleo e Gas Participacoes SA	830,000	8,152,211
Petroleo Brasileiro SA ADR	177,200	8,448,896
Vale SA ADR	216,300	6,279,189

		32,028,879

CHINA - 21.8%
Baidu, Inc. ADR (a)	6,900	2,837,487
Bank of China Ltd., Class H	8,214,000	4,414,132
BYD Co., Ltd., Class H (a)	614,000	5,382,180
China Construction Bank Corp., Class H	5,667,000	4,840,446
China Life Insurance Co., Ltd., Class H (a)	592,000	2,896,818
China Longyuan Power Group Corp., Class H (a)	2,663,000	3,448,361
China Merchants Bank Co., Ltd., Class H	1,411,100	3,671,543
China National Building Material Co., Ltd., Class H	754,000	1,549,158
China Petroleum & Chemical Corp., Class H	3,632,000	3,199,949
China Shenhua Energy Co., Ltd., Class H	800,000	3,883,447
China South Locomotive and Rolling Stock Corp., Ltd., Class H	3,483,000	2,543,524
China Taiping Insurance Holdings Co., Ltd. (a)	1,230,000	3,975,154
China Unicom (Hong Kong) Ltd.	2,424,000	3,180,930
CNPC Hong Kong Ltd.	3,640,000	4,800,238
Dongfeng Motor Group Co., Ltd., Class H	1,102,000	1,573,618
Evergrande Real Estate Group Ltd. (a)	4,328,000	2,394,707
Parkson Retail Group Ltd.	1,212,500	2,133,651
PetroChina Co., Ltd., Class H	2,420,000	2,877,016
Renhe Commercial Holdings Co., Ltd.	7,588,000	1,716,387
Sina Corp. (a)	163,600	7,391,448

		68,710,194

COLOMBIA - 0.5%
Bancolombia SA ADR	33,500	1,524,585

INDIA - 8.9%
ACC Ltd.	94,100	1,760,381
Hero Honda Motors Ltd.	76,600	2,817,409
Housing Development Finance Corp., Ltd.	54,600	3,123,941
Infrastructure Development Finance Co., Ltd.	731,900	2,416,115
Jindal Steel & Power Ltd.	392,818	5,909,657
Mahindra & Mahindra Ltd.	219,400	5,077,733
Reliance Capital Ltd.	234,250	4,294,469
Reliance Industries Ltd. GDR	118,300	2,764,179

		28,163,884

INDONESIA - 3.4%
PT Astra International Tbk	1,153,500	4,240,721
PT Bank Mandiri	5,942,000	2,928,691
PT Bank Rakyat Indonesia	4,376,000	3,517,137

		10,686,549

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford Emerging Markets Fund

	Shares	U.S. $ Value

IRELAND - 0.3%
Kenmare Resources Plc. (a)	2,451,061	$870,968

MALAYSIA - 0.4%
Public Bank Bhd	427,800	1,406,251

MEXICO - 4.6%
America Movil SA de CV, Series L ADR	115,500	5,426,190
Fomento Economico Mexicano, SAB de CV ADR	60,600	2,901,528
Grupo Financiero Banorte SA de CV, Class O	663,811	2,394,022
Wal-Mart de Mexico SA de CV, Series V	824,980	3,676,528

		14,398,268

RUSSIA - 3.7%
LUKOIL ADR	49,800	2,808,720
Mobile TeleSystems ADR	25,700	1,256,473
Rosneft Oil Co. GDR	481,400	4,053,388
Vimpel-Communications ADR	69,500	1,292,005
X5 Retail Group NV GDR (a)	66,000	2,092,168

		11,502,754

SOUTH AFRICA - 4.3%
AngloGold Ashanti Ltd.	27,000	1,093,684
AngloGold Ashanti Ltd. ADR	35,500	1,426,390
Gold Fields Ltd.	332,000	4,359,774
Gold Fields Ltd. ADR	113,200	1,484,052
Massmart Holdings Ltd.	207,228	2,509,091
Naspers Ltd., N Shares	68,100	2,756,018

		13,629,009

SOUTH KOREA - 11.3%
Cheil Industries, Inc.	64,700	3,133,076
Glovis Co., Ltd.	25,900	2,527,122
Hyundai Development Co.	67,800	2,195,391
Hyundai Mobis	16,800	2,461,858
KB Financial Group, Inc.	70,013	3,565,080
Mirae Asset Securities Co., Ltd.	40,300	2,245,539
NHN Corp. (a)	15,300	2,528,753
Samsung Electronics Co., Ltd.	15,050	10,320,236
Samsung Fire & Marine Insurance Co., Ltd.	17,600	3,012,571
Shinsegae Co., Ltd.	8,050	3,718,203

		35,707,829

TAIWAN - 10.6%
Advanced Semiconductor Engineering, Inc.	2,143,000	1,923,546
China Life Insurance Co., Ltd.	4,917,952	3,800,102
China Steel Corp.	3,178,000	3,276,905
Evergreen Marine Corp. (a)	3,343,000	1,862,356
Far Eastern Department Stores Ltd.	2,872,559	3,294,500
Hon Hai Precision Industry Co., Ltd. GDR Reg S	1,492,437	6,979,615
MediaTek, Inc.	117,384	2,039,495
Polaris Securities Co., Ltd. (a)	2,619,000	1,552,225
SinoPac Financial Holdings Co., Ltd. (a)	3,116,000	1,248,631
Taiwan Cement Corp.	866,000	919,543
Taiwan Semiconductor Manufacturing Co., Ltd.	3,293,310	6,637,582

		33,534,500

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2009	Baillie Gifford Emerging Markets Fund

	Shares	U.S. $ Value

THAILAND - 2.2%
Bank of Ayudhya PCL NVDR	7,663,700	$5,180,188
Thoresen Thai Agencies PCL NVDR	2,260,500	1,844,262

		7,024,450

TURKEY - 3.7%
Turkiye Garanti Bankasi AS	1,571,926	6,696,262
Turkiye Is Bankasi, Class C	1,154,120	4,873,463

		11,569,725

TURKMENISTAN - 2.6%
Dragon Oil Plc. (a)	1,294,445	8,078,868

UNITED KINGDOM - 2.5%
Afren Plc. (a)	1,081,500	1,480,573
Cairn Energy Plc. (a)	620,000	3,319,035
Tullow Oil Plc.	150,800	3,163,843

		7,963,451

VIETNAM - 0.1%
Vietnam Resource Investments Holdings Ltd. (a)	81,700	183,825

Total Common Stocks
(cost $205,727,683)		286,983,989

PREFERRED STOCKS - 7.3%
BRAZIL - 6.1%
Banco Bradesco SA	233,000	4,868,777
Bradespar SA	244,300	5,406,593
Companhia Energetica de Minas Gerais	183,775	3,335,606
Itausa - Investimentos Itau SA	820,102	5,581,969

		19,192,945

SOUTH KOREA - 1.2%
Samsung Electronics Co., Ltd.	8,135	3,666,797

Total Preferred Stocks
(cost $15,005,344)		22,859,742

WARRANTS(a) - 0.0%
VIETNAM - 0.0%
Vietnam Resource Investments Holdings Ltd.
expiring on 6/18/10 (cost $0)	8,170	—

TOTAL INVESTMENTS - 98.4%
(cost $220,733,027)		309,843,731
Other assets less liabilities - 1.6%		5,071,994

NET ASSETS - 100.0%		$314,915,725

(a) Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2009	Baillie Gifford Emerging Markets Fund

PCL - Public Company Limited.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009	Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $220,733,027)	$309,843,731
Cash	6,393,793
Foreign cash, at value (cost $616,886)	622,026
Dividends receivable	137,525
Other assets	489

Total Assets	316,997,564

LIABILITIES
Payable for deferred Indian capital gains tax	1,132,769
Management fee payable	342,238
Payable for investments purchased	354,427
Servicing fee payable	94,260
Accrued expenses and other liabilities	158,145

Total Liabilities	2,081,839

NET ASSETS	$314,915,725

COMPOSITION OF NET ASSETS
Paid-in capital	$242,211,156
Distributions in excess of net investment income	(3,816,195)
Accumulated net realized loss on investments and foreign currency transactions	(11,462,290)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	87,983,054

$314,915,725

NET ASSET VALUE, PER SHARE

Class I ($53,328,091 / 3,223,085 shares outstanding),
unlimited authorized, no par value	$16.55

Maximum Purchase Price Per Share (Note E)	$16.59

Minimum Redemption Price Per Share (Note E)	$16.51

Class II ($45,193,313 / 2,734,404 shares outstanding),
unlimited authorized, no par value	$16.53

Maximum Purchase Price Per Share (Note E)	$16.57

Minimum Redemption Price Per Share (Note E)	$16.49

Class III ($216,394,321 / 13,124,676 shares outstanding),
unlimited authorized, no par value	$16.49

Maximum Purchase Price Per Share (Note E)	$16.53

Minimum Redemption Price Per Share (Note E)	$16.45

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009	Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $330,234)	$3,101,508
Interest	11,238

Total Investment Income	3,112,746

EXPENSES
Management fee (Note B)	1,021,522
Shareholder servicing fees - Class I Shares (Note B)	32,744
Shareholder servicing fees - Class II Shares (Note B)	82,355
Shareholder servicing fees - Class III Shares (Note B)	156,463
Custody	121,889
Fund Accounting	112,223
Legal	52,197
Professional fees	23,791
Insurance	23,174
Transfer Agency	20,942
Trustees’ fees	13,988
Miscellaneous	9,283

Total Expenses	1,670,571

Net Investment Income	1,442,175

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	3,196,789
Foreign currency transactions	(40,111)

3,156,678

Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax of $1,132,769)	129,530,449
Translation of assets and liabilities in foreign currencies	7,878

129,538,327

Net realized and unrealized gain on investments and foreign currency transactions	132,695,005

NET INCREASE IN NET ASSETS FROM OPERATIONS	$134,137,180

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,442,175	$1,934,487
Net realized gain (loss) from investments and foreign currency transactions	3,156,678	(12,490,433)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies (net of deferred Indian capital gains tax)	129,538,327	(128,480,331)

Net increase (decrease) in net assets from operations	134,137,180	(139,036,277)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class I	(912,924)	(208,253)
Class II	(720,769)	—
Class III	(3,692,251)	(2,545,065)
Capital gains:
Class I	—	(2,074,941)
Class III	—	(14,664,732)
Return of capital:
Class I	—	(18,536)
Class III	—	(356,360)

Total Dividends and Distributions	(5,325,944)	(19,867,887)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class I	39,900,000	14,962,500
Class II	23,374,000	—
Class III	9,869,439	41,680,781
Purchase premiums:
Class I	18,118	9,044
Class II	18,528	—
Class III	88,355	103,456
Dividends and distributions reinvested:
Class I	912,924	2,301,731
Class II	720,769	—
Class III	3,692,251	17,566,156
Cost of shares redeemed:
Class I	—	(11,634,628)
Class III	(23,374,000)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	55,220,384	64,989,040

Total Increase (Decrease) in Net Assets	184,031,620	(93,915,124)

NET ASSETS
Beginning of year	130,884,105	224,799,229

End of year (including distributions in excess of net investment income of $3,816,195 and $345,076, respectively)	$314,915,725	$130,884,105

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class I Share outstanding throughout each period:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period November 15, 2007(a) through December 31, 2007

Net asset value, beginning of period	$8.51	$22.21	$30.53

From Investment Operations
Net investment income (loss)(b)	0.05	0.21	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.26	(12.24)	(0.16)

Net increase (decrease) in net asset value from investment operations	8.31	(12.03)	(0.20)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.29)	(0.17)	(0.45)
Distributions from net realized gain on investments	—	(1.48)	(7.68)
Return of capital	—	(0.03)	—

Total Dividends and Distributions	(0.29)	(1.68)	(8.13)

Proceeds from Purchase Premiums and Redemption Fees	0.02	0.01	0.01

Net asset value, end of period	$16.55	$8.51	$22.21

Total Return
Total investment return based on net asset value(c)	97.88%	(56.52)%	(0.56)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,328	$6,472	$14,879
Ratio of expenses to average net assets	0.98%	1.10%	1.37%*
Ratio of net investment income to average net assets	0.43%	1.19%	(1.12)%*
Portfolio turnover rate	56%	61%	61%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class II Share outstanding throughout the period:

For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$8.69

From Investment Operations
Net investment income(b)	0.08
Net realized and unrealized gain on investments and foreign currency transactions	8.02

Net increase in net asset value from investment operations	8.10

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.27)

Proceeds from Purchase Premiums and Redemption Fees	0.01

Net asset value, end of period	$16.53

Total Return
Total investment return based on net asset value(c)	93.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,193
Ratio of expenses to average net assets	0.95%*
Ratio of net investment income to average net assets	0.62%*
Portfolio turnover rate	56%

*	Annualized.

(a)	Commencement of investment operations.

(b)	Calculated based upon average shares outstanding during the period.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class III Share outstanding throughout each year:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005

Net asset value, beginning of year	$8.47	$22.17	$21.42	$19.78	$16.61

Income From Investment Operations
Net investment income(a)	0.09	0.16	0.38	0.25	0.30
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.21	(12.15)	9.45	7.24	6.36

Net increase (decrease) in net asset value from investment operations	8.30	(11.99)	9.83	7.49	6.66

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.29)	(0.21)	(0.50)	(0.18)	(0.34)
Distributions from net realized gain on investments	—	(1.48)	(8.61)	(5.68)	(3.15)
Return of capital	—	(0.03)	—	—	—

Total Dividends and Distributions	(0.29)	(1.72)	(9.11)	(5.86)	(3.49)

Proceeds from Purchase
Premiums and Redemption Fees	0.01	0.01	0.03	0.01	—

Net asset value, end of year	16.49	8.47	22.17	21.42	19.78

Total Return
Total investment return based on net
asset value(b)	98.09%	(56.41)%	46.59%	38.30%	40.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$216,394	$124,412	$209,920	$161,874	$127,251

Ratio of expenses to average net assets	0.80%	0.87%	0.87%	0.88%	0.96%

Ratio of net investment income to average net assets	0.76%	1.04%	1.48%	1.10%	1.61%
Portfolio turnover rate	56%	61%	61%	50%	48%

(a)	Calculated based upon average shares outstanding during the year.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the year, and redemption on the last day of the year.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note A – Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund (“International Equity Fund”), Baillie Gifford EAFE Fund (“EAFE Fund”), Baillie Gifford EAFE Choice Fund (“EAFE Choice Fund”) and Baillie Gifford Emerging Markets Fund (“Emerging Markets Fund”) (each, a “Fund”, and collectively, the “Funds”) is a series of Baillie Gifford Funds (the “Trust”). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund, EAFE Fund and EAFE Choice Fund offer four classes of shares, Class 1, Class 2, Class 3 and Class 4 shares and Emerging Markets Fund offers Class I, Class II and Class III shares (unlimited number of shares are authorized, without par value). At December 31, 2009, shares issued and outstanding for the International Equity Fund were of Class 1 and Class 2 shares, shares issued and outstanding for the EAFE Fund were of Class 1, Class 2 and Class 4 shares, shares issued and outstanding for the EAFE Choice Fund were of Class 2 and shares issued and outstanding for the Emerging Markets Fund were of Class I, Class II and Class III.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards.

The financial statements of the Funds have been prepared in conformity with GAAP. Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean

NOTES TO FINANCIAL STATEMENTS (continued)

between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the “Manager”), pursuant to procedures approved by the trustees of the Trust (the “Trustees”). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds’ net asset values. If events materially affecting the value of the Funds’ portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. During the year ended December 31, 2009, the Funds’ began utilizing a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities’ market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Repurchase agreements are carried at cost, which approximates market value (See Note D).

Fair Value Measurement

The Funds are subject to fair value accounting standards that define fair value, establish a framework for measuring fair value in accordance with GAAP and require certain disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds’ assets carried at fair value:

International Equity Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$51,935,067	$211,592,550	$—
Preferred Stocks	9,515,126	—	—
Rights	—	29,497	—

Total	$61,450,193	$211,622,047	$—

EAFE Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$83,980,789	$792,944,518	$—
Preferred Stocks	17,996,321	6,777,746	—
Rights	—	152,540	—

Total	$101,977,110	$799,874,804	$—

EAFE Choice Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$809,465	$28,202,800	$—
Preferred Stocks	235,252	—	—
Mutual Fund	509,883	—	—

Total	$1,554,600	$28,202,800	$—

Emerging Markets Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$73,162,343	$213,821,646	$—
Preferred Stocks	19,192,945	3,666,797	—
Warrants	—	—	—

Total	$92,355,288	$217,488,443	$—

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets, and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. For the year and period ended December 31, 2009, the Funds did not have any forward currency contracts.

Securities Transactions and Investment Income

The Funds’ securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Federal Taxes

Each Fund intends to qualify to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds’ shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities may accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2009, the Emerging Markets Fund has recorded a deferred payable of $1,132,769 as an estimate for potential future India capital gains taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the Emerging Markets Fund tax years 2005 through present remain subject to examination by the Internal Revenue Service. For the International Equity Fund and EAFE Fund the tax periods 2008 through present remain subject to examination. For the EAFE Choice Fund, the current tax period is subject to examination.

At December 31, 2009, the International Equity, EAFE and Emerging Markets Funds had capital loss carryforwards $4,019,789, $16,918,201 and $ 0, respectively, which if unused will expire on December 31, 2016 and $4,778,375, $3,833,396 and $9,363,747, respectively, which if unused will expire on December 31, 2017. These losses are available to offset future net capital gains.

Currency losses incurred after October 31 (“post-October Currency losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. The International Equity and EAFE Choice Funds incurred and will defer post-October Currency losses of $121,166 and $42,665, respectively, during 2009.

Realized capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. The EAFE Fund incurred and will defer post-October capital losses of $5,216,018 during 2009.

At December 31, 2009, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Post October Currency Losses	Capital Loss Carryforwards	Post October Capital Losses	Net Unrealized Appreciation on Investments and Foreign Currencies	Total Accumulated Earnings

International Equity	$1,240,380	$(121,166)	$(8,798,164)	$—	$52,621,883	$44,942,933

EAFE	1,722,854	—	(20,751,597)	(5,216,018)	134,087,284	109,842,523

EAFE Choice	35,717	(42,665)	—	—	453,266	446,318

Emerging Markets	2,708,897	—	(9,363,747)	—	79,359,419	72,704,569

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as Passive Foreign Investment Companies.

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2009, the following reclassifications have been made on the Statement of Assets and Liabilities as a results of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends:

Fund	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currencies	Paid-in Capital

International Equity	$(210,995)	$210,995	$—

EAFE	258,844	(250,973)	(7,871)

EAFE Choice	(42,665)	42,665	—

Emerging Markets	412,650	(412,650)	—

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds’ policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations which may differ from GAAP.

For the years ended December 31, 2009 and December 31, 2008, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets, were:

Fund	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2009	2008	2009	2008	2009	2008

International Equity	$3,587,111	$1,511,571	$—	$—	$—	$—

EAFE	8,946,748	3,894,516	—	—	—	—

EAFE Choice	7,407	N/A	—	N/A	—	N/A

Emerging Markets	5,325,944	2,753,306	—	16,739,685	—	374,896

NOTES TO FINANCIAL STATEMENTS (continued)

Note B – Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the Securities and Exchange Commission, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund’s average net assets (calculated by taking the average of all determinations of net asset value made at the end of each month).

Fund	Management Fee

International Equity	0.30%
EAFE	0.25%
EAFE Choice	0.25%
Emerging Markets	0.50%

For the year and period ended December 31, 2009, the International Equity, EAFE, EAFE Choice and Emerging Markets Funds incurred $593,285, $1,497,433, $3,104 and $1,021,522 in management fees, respectively.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the International Equity Fund pays the Manager a fee at the annualized rate of 0.45% and 0.27% of the Fund’s average daily net assets attributed to Class 1 and Class 2, respectively, the EAFE Fund pays the Manager a fee at the annualized rate of 0.45%, 0.27% and 0.17% of the Fund’s average daily net assets attributed to Class 1, Class 2 and Class 4, respectively, the EAFE Choice Fund pays the Manager a fee at the annualized rate of 0.27% of the Fund’s average daily net assets attributed to Class 2 and the Emerging Markets Fund pays the Manager a fee at the annualized rate of 0.30%, 025% and 0.10% of the Fund’s average daily net assets attributable to Class I, Class II and Class III shares, respectively. For the year ended December 31, 2009, the International Equity Fund incurred $441,112 and $224,064 in shareholder servicing fees for Class 1 and Class 2 shares. For the year ended December 31, 2009, the EAFE Fund incurred $309,943, $602,192, $4,114 and $460,107 in shareholder servicing fees for Class 1, Class 2, Class 3 and Class 4 shares, respectively. For the period ended December 31, 2009, the EAFE Choice Fund incurred $3,352 in shareholder servicing fees for Class 2. For the year ended December 31, 2009, the Emerging Markets Fund incurred $32,744, $82,355 and $156,463 in shareholder servicing fees for Class I, Class II and Class III shares, respectively.

The Manager had contractually agreed to waive its fee and/or bear other expenses of the International Equity Fund and EAFE Fund through March 31, 2009 to the extent that International Equity Fund total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.90% for Class 1 shares and 0.72% for Class 2 shares, and to the extent that EAFE Fund total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.98% for Class 1 Shares, 0.80% for Class 2 shares and 0.70% for Class 4 shares.

NOTES TO FINANCIAL STATEMENTS (continued)

Note C – Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities), were as follows:

Fund	Purchases	Sales

International Equity	$121,530,191	$29,916,238

EAFE	438,653,090	46,448,773

EAFE Choice	29,265,900	—
Emerging Markets	158,302,013	109,427,641

The Fund’s cost of investments and gross unrealized appreciation/(depreciation) at December 31, 2009, for U.S. federal income tax purposes, was as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation

International Equity	$220,409,473	$59,173,583	$(6,510,816)	$52,662,767

EAFE	767,748,125	180,037,572	(45,933,783)	134,103,789

EAFE Choice	29,303,910	616,695	(163,205)	453,490

Emerging Markets	229,356,662	87,606,485	(7,119,416)	80,487,069

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter-parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

Note D – Repurchase Agreements

A repurchase agreement is the purchase of a security at a specified price with an agreement to sell the same or substantially the same security to the same counterparty at a fixed or determinable price at a future date. Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Repurchase agreements by the Funds of more than seven days duration (or investments in any other securities which are deemed to be illiquid)

NOTES TO FINANCIAL STATEMENTS (continued)

are not permitted if more than 15% of the Funds’ net assets would be so invested. At December 31, 2009, the Funds did not have any repurchase agreements outstanding.

Note E – Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2009		Class 2 Shares For the Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	16,839,697	$118,875,750	19,805,222	$158,653,946

Redemption fees	—	1,726	—	2,030

Purchase premium	—	110,922	—	76,723

Shares issued in reinvestment of dividends and distributions	73,043	635,723	334,946	2,951,387

Shares redeemed	(20,029,358)	(160,156,199)	(4,197,505)	(26,242,512)

Net increase (decrease)	(3,116,618)	$(40,532,078)	15,942,663	$135,441,574

	International Equity Fund
	Class 1 Shares For the Period July 1, 2008* through December 31, 2008		Class 2 Shares For the Period February 7, 2008* through December 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	10,258,377	$72,724,464	8,250,788	$64,950,000

Redemption fees	—	—	—	—

Purchase premium	—	106,442	—	89,298

Shares issued in reinvestment of dividends and distributions	141,250	856,739	107,759	654,832

Shares redeemed	—	—	—	—

Net increase	10,399,627	$73,687,645	8,358,547	$65,694,130

* Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund
	Class 2 Shares For the Year Ended December 31, 2009		Class 4 Shares For the Period January 2, 2009* through December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	50,720,953	$377,378,652	44,230,029	$280,794,053

Redemption fees	—	526	—	672

Purchase premium	—	291,783	—	381,067

Shares issued in reinvestment of dividends and distributions	478,869	4,037,336	444,998	3,763,419

Shares redeemed	(6,773,671)	(40,961,159)	—	—

Net increase	44,426,151	$340,747,138	44,675,027	$284,939,211

* Commencement of investment operations.

	EAFE Fund
	Class 1 Shares For the Period January 2, 2009* through December 31, 2009		Class 3 Shares For the Period January 1, 2009 through January 5, 2009

	Shares	Amount	Shares	Amount

Shares sold	24,831,777	$167,748,280	—	$—

Redemption fees	—	94	—	—

Purchase premium	—	119,713	—	—

Shares issued in reinvestment of dividends and distributions	26,950	224,816	—	—

Shares redeemed	(19,923,585)	(159,438,020)	(38,309,540)	(230,894,385)

Net increase (decrease)	4,935,142	$8,654,883	(38,309,540)	$(230,894,385)

* Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund
	Class 2 Shares For the Period March 6, 2008* through December 31, 2008		Class 3 Shares For the Period April 28, 2008* through December 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	14,598,325	$112,803,880	37,822,063	$289,420,000

Redemption fees	—	—	—	—

Purchase premium	—	192,533	—	543,587

Shares issued in reinvestment of dividends and distributions	177,117	1,037,021	487,477	2,857,495

Shares redeemed	—	—	—	—

Net increase	14,775,442	$114,033,434	38,309,540	$292,821,082

* Commencement of investment operations.

	Emerging Markets Fund

	Class I Shares For the Year Ended December 31, 2009		Class III Shares For the Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Shares sold	2,407,516	$39,900,000	905,178	$9,869,439

Redemption fees	—	—	—	—

Purchase premium	—	18,118	—	88,355

Shares issued in reinvestment of dividends and distributions	55,468	912,924	225,128	3,692,251

Shares redeemed	—	—	(2,698,048)	(23,374,000)

Net increase (decrease)	2,462,984	$40,831,042	(1,567,742)	$(9,723,955)

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund

	Class II Shares
	For the Period January 2, 2009* through December 31, 2009

	Shares	Amount

Shares sold	2,690,563	$23,374,000

Redemption fees	—	—

Purchase premium	—	18,528

Shares issued in reinvestment of dividends and distributions	43,841	720,769

Shares redeemed	—	—

Net increase	2,734,404	$24,113,297

* Commencement of investment operations.

	Emerging Markets Fund

	Class I Shares For the Year Ended December 31, 2008		Class III Shares For the Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	795,484	$14,962,500	3,770,649	$41,680,781

Redemption fees	—	—	—	—

Purchase premium	—	9,044	—	103,456

Shares issued in reinvestment of dividends and distributions	175,143	2,301,731	1,451,265	17,566,156

Shares redeemed	(880,404)	(11,634,628)	—	—

Net increase	90,223	$5,638,647	5,221,914	$59,350,393

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Choice Fund

	Class 2 Shares
	For the Period December 17, 2009* through December 31, 2009

	Shares	Amount

Shares sold	3,000,000	$30,000,000

Redemption fees	—	—

Purchase premium	—	—

Shares issued in reinvestment of dividends and distributions	728	7,407

Shares redeemed	—	—

Net increase	3,000,728	$30,007,407

* Commencement of investment operations.

The International Equity Fund charges purchase premiums (20 basis points) in the case of cash investments and redemption fees (15 basis points) in the case of cash redemptions; the EAFE Fund charges purchase premiums (20 basis points) in the case of cash investments and redemption fees (15 basis points) in the case of cash redemptions; the EAFE Choice Fund charges purchase premiums (20 basis points) in the case of cash investments and redemption fees (15 basis points) in the case of cash redemptions and the Emerging Markets Fund charges purchase premiums (25 basis points) in the case of cash investments and redemption fees (25 basis points) in the case of cash redemptions. All purchase premiums and redemption fees are paid to and retained by the Funds and are intended to offset brokerage and transaction costs arising in connection with purchases or redemptions. The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager’s discretion.

Note F – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2 (a)(9) of the 1940 Act. As of December 31, 2009, ProMedica Health System Trust owned 27.74% and the Colorado Trust owned 25.06% of the International Equity Fund, Kentucky Teachers’ Retirement System owned 41.06% of the EAFE Fund, The Guardian Life Insurance Company owned 100% of the EAFE Choice Fund and Nebraska State Investment Council owned 43.23% of the Emerging Markets Fund.

NOTES TO FINANCIAL STATEMENTS (concluded)

Note G – Commitments and Contingencies

Each of the Funds indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note H – Affiliated Parties and Transactions

The affiliated holding is a foreign mutual fund which is managed by the Manager or an affiliate of the Manager. Transactions with the affiliated company during the period ended December 31, 2009 are as follows:

Affiliated Fund Name	Balance of Shares Held 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2009	Value at 12/31/2009	Dividend Income

EAFE Choice Fund
Baillie Gifford Japanese Smaller Cos. Fund	—	31,987	—	31,987	$509,883	$—

Note I – New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note J – Subsequent Events

Management of the Fund has evaluated the possibility of subsequent events existing in the Funds’ financial statements through February 24, 2010. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds
and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund
and Baillie Gifford Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund and Baillie Gifford Emerging Markets Fund, each a series of shares of beneficial interest of Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year and period then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 28, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund and Baillie Gifford Emerging Markets Fund as of December 31, 2009, the results of their operations for the year and period then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

          BBD, LLP

Philadelphia, Pennsylvania
February 24, 2010

Supplemental Information (unaudited)

Qualified dividend income of as much as $2,747,560, $6,677,751 and $1,247,693 was taxable to the International Equity, EAFE and Emerging Markets Funds, respectively, through December 31, 2009. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In February 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2009.

Supplemental Information (unaudited)(continued)

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee

Trustees

John G. Barrie, Jr. Age: 69	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	4

George W. Browning Age: 68	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment manager).	4

Bruce C. Long Age: 64	Trustee	Since 2009	Consultant, DALBAR, Inc., (financial measurements). Formerly: Executive Vice President, Guardian Life Insurance (financial services)	4

Interested Trustee

Peter Hadden(4) Age: 52	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	4

Officers (other than Officers who are also Trustees)

Edward H. Hocknell Age: 49	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A

Alan Paterson Age: 42	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager).	N/A

Dickson Jackson Age: 38	Vice President	Since 2005	Director, Investment Operations, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A

Andrew Telfer Age: 42	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A

Peter Cooke Age: 44	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Chief Executive, Baillie Gifford Overseas Limited (investment adviser).	N/A

Nigel Cessford Age: 46	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment manager).	N/A

Angus N.G. Macdonald Age: 44	Secretary	Since 2000	Head of Legal for the Baillie Gifford Group (investment manager).	N/A

Graham Laybourn Age: 43	Chief Compliance Officer	Since 2005	Compliance Officer, Baillie Gifford Group (investment manager).	N/A

Supplemental Information (unaudited)(concluded)

(1)	The address of each trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)

There is no stated term of office for the trustees. The Chairman of the Board, President, Secretary, and Treasurer of the Trust are elected annually by the Trustees. Other officers may be elected or appointed by the trustees at any time.

(3)	Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)

Mr. Hadden is an “interested person” (as defined in the 1940 Act) of the Trust or the Manager due to his involvement with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is available upon request, without charge, by calling Baillie Gifford Overseas Limited collect at 011-44-131-275-2000.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited collect at 011-44-131-275-2000 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request by calling Baillie Gifford Overseas Limited collect at 011-44-131-275-2000 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

Each of the Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

As of December 31, 2009, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Mr. John G. Barrie, Jr., a member of the Board’s Audit Oversight Committee, is an audit committee financial expert. Mr. Barrie is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Barrie formerly served in various supervisory and managerial positions in accounting and finance at Dominion Resources, Inc. and affiliates. In these positions, Mr. Barrie was extensively involved in the preparation, analysis and use of corporate financial statements. In the capacity of Assistant Treasurer of Dominion Resources, Inc., Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2008	$55,500	$0	$12,000	$0

2009	$67,300	$8,400	$16,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the Registration Statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards. The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions. The tax fees above represent the amounts billed during the fiscal year indicated.

(e) (1) Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Chairman of the Committee or any other member of the Committee who is an independent trustee of the registrant if the estimated dollar amount of the fee for the particular service does not exceed a certain threshold.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

The amounts set forth for each fiscal year includes the amounts disclosed in Item 4 (b), (c), and (d) above for Audit-Related Fees, Tax Fees and All Other Fees. In addition, the amount set forth for each fiscal year includes the aggregate non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, which for the 2008 fiscal year totaled $0 and for the 2009 fiscal year totaled $600.

2008: $12,000

2009: $25,000

(h) In evaluating the independence of the registrant’s accountant, the Audit Oversight Committee of the registrant’s Board of Trustees considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant and determined that the provision of such services, if any, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that to the best of their knowledge the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics.

(a)(2)(i) Certification of the Principal Executive Officer required by Rule 30a-2 under the Act.

(a)(2)(ii) Certification of the Principal Financial Officer required by Rule 30a-2 under the Act.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BAILLIE GIFFORD FUNDS

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 10, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 10, 2010

By	/s/ Nigel Cessford

Nigel Cessford, Treasurer

Date	March 10, 2010